                                                                      EXHIBIT 24


                POWER OF ATTORNEY FOR ANNUAL REPORT ON FORM 10-K

      Each of the undersigned directors of Manpower Inc. (the "Company") hereby constitutes and appoints Jeffrey A. Joerres and Michael J. Van Handel, and each of them, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned's name in the capacity as a director of the Company the Annual Report on Form 10-K for the Company's fiscal year ended December 31, 2001, and to file the same, with all exhibits thereto, other documents in connection therewith, and any amendments to any of the foregoing, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned's substitute, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned have each executed this Power of Attorney for Annual Report on Form 10-K, on one or more counterparts, as of the 19th day of February, 2002.


/s/ J. Thomas Bouchard                  /s/ Terry A. Hueneke
--------------------------------        ----------------------------------------
J. Thomas Bouchard                      Terry A. Hueneke


/s/ Willie D. Davis                     /s/ Jeffrey A. Joerres
--------------------------------        ----------------------------------------
Willie D. Davis                         Jeffrey A. Joerres


/s/ Dudley J. Godfrey, Jr.              /s/ Dennis Stevenson
--------------------------------        ----------------------------------------
Dudley J. Godfrey, Jr.                  Dennis Stevenson


/s/ Marvin B. Goodman                   /s/ John R. Walter
--------------------------------        ----------------------------------------
Marvin B. Goodman                       John R. Walter


/s/ J. Ira Harris                       /s/ Edward J. Zore
--------------------------------        ----------------------------------------
J. Ira Harris                           Edward J. Zore

                                                                      EXHIBIT 24

                POWER OF ATTORNEY FOR ANNUAL REPORT ON FORM 10-K

      The undersigned director of Manpower Inc. (the "Company") hereby constitutes and appoints Jeffrey A. Joerres and Michael J. Van Handel, and each of them, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned's name in the capacity as a director of the Company the Annual Report on Form 10-K for the Company's fiscal year ended December 31, 2001, and to file the same, with all exhibits thereto, other documents in connection therewith, and any amendments to any of the foregoing, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned's substitute, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for Annual Report on Form 10-K as of the 8th day of March, 2002.


                                        /s/ Rozanne L. Ridgway
                                        ----------------------------------------
                                        Rozanne L. Ridgway